77Q1e
Restated Management Agreement with American Century Investment Management, effective as of August 1, 2011 (filed electronically as Exhibit (d) to Post-Effective Amendment No. 60 to the Registration Statement of the Registrant on September 28, 2011, File No. 002-91229 and incorporated herein by reference).